INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

8.    INTANGIBLE ASSETS, NET

	As of December 31,
	2022	2023

	(HK$ in thousands)
Gross carrying amount
Computer software	27,196	63,197
License	29,564	28,329
Others	10,087	9,957
Total of gross carrying amount	66,847	101,483

Less: accumulated amortization
Computer software	(9,017)	(22,736)
Licenses	(1,493)	(3,911)
Others	(1,889)	(2,765)
Total of accumulated amortization	(12,399)	(29,412)
Intangible assets, net	54,448	72,071

Amortization expenses on intangible assets which are included in research and development expenses, selling and marketing expenses and general and administrative expenses in the consolidated statements of comprehensive income for the years ended December 31, 2021, 2022 and 2023 were HK$2,317 thousand, HK$6,700 thousand and HK$17,147 thousand, respectively.